INVESTOR UPDATE February 2012 Dick Giromini, President & CEO Mark Weber, CFO

2 S AFE H ARBOR S TATEMENT This presentation will contain certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995 . These forward - looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements . Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation . Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q . We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct . Our actual results could differ materially from those anticipated in these forward - looking statements . All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations . © 2012 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate ®, DuraPlate HD®, ArcticLite®, DuraPlate AeroSkirt® , TrustLock Plus® and RoadRailer® are marks owned by Wabash National, L.P. Transcraft®, Eagle® and Benson® are marks owned by Transcraft Corporation.

3 I NVESTMENT H IGHLIGHTS x Leading market position as #1 dry van semi - trailer manufacturer in North America x Strong brand preference and longstanding relationships with blue - chip customer base x Best - in - class, technologically innovative products x Trucking cycle recovery and aging fleet equipment fueling trailer demand growth x Successful cost and manufacturing restructuring: Lean manufacturing culture x Leveraging capital to support business diversification strategy x Strong and experienced management team

4 C OMPANY H ISTORY Founded as a start - up Achieved leading industry position Acquired specific assets of bankrupt Fruehauf Trailer Corp. Introduced the DuraPlate® Composite Dry Van Trailer Major industry downturn Company returned to profitability Acquired Transcraft : leading steel flatbed producer Transcraft acquired assets of Benson Int’l: leading aluminum flatbed producer IPO ( NYSE : WNC ) Major industry downturn Record annual trailer production of 70,000 units Economic recovery continues • Headquartered in Lafayette, IN • 4,200 Associates • 2012 Estimated Trailer Shipments: 50,000 - 56,000 1985 - 2012 Launched DuraPlate AeroSkirt 4Q10: WNC returns to profitability 2011 Launched DuraPlate XD - 35 2010 2009 2008 2006 2004 2000 1999 1997 1996 1994 1991 1985

5 Longstanding Market Share Leader • #1 in Total Trailer production for 18 of the past 24 years • #1 in Dry Van trailer production • #3 in Refrigerated Van trailer production • Top 3 in Platform trailer production • Strong brand recognition and brand preference L EADING N ORTH A MERICAN T RAILER M ANUFACTURER Source: Trailer Body Builders Magazine Building and maintaining industry leading brands

6 P REMIER C ARRIER R ELATIONSHIPS Wabash National Customers • 48% of Top 50 For - Hire Fleets • 32% of Top 100 For - Hire Fleets Preferred by the industry’s leading carriers Source: 2010 Transport Topics 100

7 C OMPREHENSIVE P RODUCT L INE Dry Freight Vans: 83% / Total Refrigerated Vans: 12% / Total Platform Trailers: 4% / Total Specialty Equipment: 1% / Total Note: Percentages based on WNC shipments 2009 - 2011 DuraPlate® Vans 54% DuraPlate® HD Vans 18% ArcticLite® Refrigerated Vans 12% DuraPlate® Pups 9% Platform Trailers 4% Sheet & Post Vans 2% Bimodal 1% WNC Shipments by Product Type

8 Dry and Refrigerated Vans • Factory Direct Sales Force • Independent Dealers: 27 − Locations: 63 − Sales People: 100+ Platform Trailers • Total Dealers: 84 − Independent Dealers: 59 − WN Independent Dealers: 14 − WNTC Branches: 11 − Locations : 144 Wabash National Trailer Centers • Branch Locations: 12 (2 Used Trailer Centers) − Sales People: 20+ Extensive sales and support network WNTC Platform Dealer Dry/Refrigerated Dealer S ALES AND D ISTRIBUTION

A Long History of Trailer Innovation

- Holder of 60 patents – and growing
- "Voice of the customer" drives new technology development
- In 1996, the DuraPlate® dry van was introduced – the industry's original composite trailer design. Since that time, we have produced over **400,000** DuraPlate® trailers

1985

Sheet & Post Trailer
- Commodity
- Versatile
- High maintenance

FRP Trailer
- FRP (Fiberglass Reinforced Plywood)
- Added interior width
- Difficult to repair
- Heavy

1987

Alum. Plate Trailer
- WNC leading industry producer
- Wide, smooth interior
- Low maintenance
- High material costs

1996

DuraPlate® Trailer
- Durable
- Longest useful life
- Easy to repair
- Lowest total cost of ownership
- Recyclable

2004

DuraPlate® HD
- High performance
- Extremely durable
- Heavy-duty freight applications

2011

DuraPlate® XD-35
- The industry's only 35,000 lb. dry van floor system
- Specialty freight hauls: paper, steel coil

Leading the way in transportation technologies that deliver value

9

INDUSTRY-LEADING PRODUCT INNOVATION

Launch	Innovation	Description
2009	TrustLock® Plus	Proprietary door locking system with single lock mechanism
2009	DuraPlate® AeroSkirt®	Aerodynamic side-faring that delivers 6% fuel savings
2009-2011	Bonding Technologies	Truck Body Sidewalls, Trailer Sidewalls, Logistics
2011	Tire Hauler	Proprietary solution for cost-effective transport of 13' tires
2011	Combo ID/Stop Light	Enhanced visibility for improved highway safety
2011	Zinc-Based Coating System	Provides superior corrosion resistance and color options
2011	DuraPlate XD-35 Model	Heavy-duty floor system (35K) provides freight haul flexibility
2012	Maximum Height Overhead Door	Maximizes door opening to improve carrier freight operations
2012	Pneumatic Door Seal	Provides superior seal for overhead door on refrigerated trailer


Patent Pending
Tire Hauler


COSTCO
WHOLESALE
Patent Pending
Combo ID/Stop Light: Brakes Applied


Patent Pending
Maximum Height Overhead Door

Customer-focused commercialization process

10

11 T RUCK T ONNAGE I NDICATOR December TTI up 6.6% M/M, 2011 up 5.9% Y/Y; trend is positive Source: American Trucking Associations -40% -30% -20% -10% 0% 10% 20% 30% 40% 50 60 70 80 90 100 110 120 130 2003 2004 2005 2006 2007 2008 2009 2010 2011 Truck Tonnage Index (ATA) TTI (Seas. Adjusted) Y/Y % Change

12 I NDUSTRY O UTLOOK Early innings of trailer cycle that could be one of the longest and strongest in history Source: ACT Research and FTR Associates. FTR numbers represent trailer production . Dry Van Shipments: Forecast 2010 2011 2012 2013 2014 2015 2016 ACT 60,227 116,618 137,500 160,000 145,000 120,000 140,000 Total Trailer Demand: Forecast 2010 2011 2012 2013 2014 2015 2016 ACT (shipments) 124,162 209,005 248,350 267,400 248,000 217,300 240,900 FTR (production) 121,128 211,773 251,000 250,000 245,000 250,000 NA • Total trailer shipments forecasted to reach 267K by 2013 • WNC is well - positioned to capitalize on strong dry van demand over the next several years

13 DRY VANS: Population & Average Age 1979 - 2016 ACT Research Co., LLC: Copyright 2012 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 12 14 16 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Population (000s) 5.5 6.0 6.5 7.0 7.5 8.0 8.5 9.0 9.5 10.0 10.5 Age (in Years) POPULATION AVERAGE AGE 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 1975 1980 1985 1990 1995 2000 2005 2010 Historical Industry Production 2012 O UTLOOK : I NDUSTRY F ORECAST Strong demand above replacement levels • Age of equipment is at an all - time high of nearly 8.5 years • Equipment age profile: disproportionate number of aged units in fleets • 3+ years of significant under - buy (2008 - 2010) • Implementation of the Federal Motor Carriers Safety Administration's CSA Program • Changes to HOS Rules (Hours of Service) 7 - day maximum driving time reduced from 82 to 70 hours Short - /Mid - Term Demand Drivers Source: ACT Sources: 1974 - 1989:SMCC/TBB; 1989 - 2011: ACT

14 F ORECASTED T RUCKING G ROWTH Trucking boosts share of total tonnage to 70% by 2022 67.2% 14.1% 1.2% 6.7% 10.7% 0.1% 2010 Truck Rail Carload Rail Intermodal Water Pipeline Air 70.0% 12.8% 1.8% 6.1% 9.2% 0.1% 2022 Truck Rail Carload Rail Intermodal Water Pipeline Air Source: American Trucking Association, November 2011 Overall Growth Trends • Total tonnage will increase an estimated 13.4B tons in 2010 to 16.5B tons in 2022 • Estimated Freight Increase ’11 - ’16 ’17 - ’22 General freight 4.1% 1.7% Bulk freight 2.0% 0.6% Trucking Trends • Truck share of total tonnage forecasted to exceed pre - recession level of ~69%. • Estimated Freight Increase ’11 - ’16 ’17 - ’22 Truckload (TL) 3.3% 1.2% Less - than - truckload (LTL) 3.4% 2.5%

DuraPlate® Products: Exceeding Expectations

	2008	2009	2010	2011	2012
Revenue:	Start Up	$10M	$24M	$56M	~$70M+

Truck Body & Cargo Trailers


PENSKE
Van Truck Bodies


Cargo Trailers

Semi-Trailer


THAT NEVER RESTS.
DuraPlate AeroSkirt®


Swing & Overhead Doors

Commercial


Portable Storage


Other Industrial Applications

DuraPlate® Composite Material


Steel Skins
HDPE Core

- Pre-coated, galvanized steel skins
- Foamed HDPE Core
- Extremely strong
- Light weight
- Damage resistant
- Multiple industrial applications

New product offerings being developed as we speak…

15

16 E NERGY & E NVIRONMENTAL S ERVICES G ROWTH O PPORTUNITIES 90% of all oil and gas wells use hydraulic fracturing $70M+ Frac Tank Agreement • Entry into the Energy and Environmental Services Markets • Leverage industrial expertise in welding, forming, fabrication, and assembly into products outside of our traditional trailer business • Producing Frac Tanks on behalf of Sabre Manufacturing: 2,500 units over 5 years Source : U.S. Energy Information Administration

17 E NERGY & E NVIRONMENTAL S ERVICES G ROWTH O PPORTUNITIES Frac tanks are one of many opportunities being evaluated and pursued… Sample Types of Equipment Used in the Oil and Gas Production Process Production Drilling Wellbore Preparation Fracturing Production Vacuum Boxes Roll - Off Containers Mixers Container Trailers Steel Vacuum Trailers Frac Tanks Flowback Tanks Oil Field Lowbed Crude Tankers

FINANCIALS

19 0 200 400 600 800 1,000 1,200 1,400 2006 2007 2008 2009 2010 2011 $1,312 $1,103 $836 $338 $640 $1,187 -8% -4% 0% 4% 8% 12% 2006 2007 2008 2009 2010 2011 8% 8% 3% - 7% 4% 6% -16% -12% -8% -4% 0% 4% 8% 12% 2006 2007 2008 2009 2010 2011 5% 5% - 1% - 13% 1% 3% Revenue ($ millions) Gross Margin Operating EBITDA Margin (2) (1) 2008 operating income excludes a non - cash impairment for goodwill of $66.3 million (2) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this p res entation -80 -60 -40 -20 0 20 40 2006 2007 2008 2009 2010 2011 $22.9 $26.5 ($37.5) ($66.1) ($15.4) $19.8 Operating Income (1) ($ millions) F INANCIAL H IGHLIGHTS

20 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 $836 $753 $638 $483 $338 $338 $402 $484 $640 $784 $921 $1,087 $1,187 ($80) ($60) ($40) ($20) $0 $20 $40 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 ($11.0) ($29.7) ($43.9) ($50.4) ($43.1) ($27.6) ($17.4) ($12.2) $4.9 $19.7 $29.9 $35.9 $38.8 TTM Revenue ($ millions) TTM Operating EBITDA (1) ($ millions) (1) A reconciliation of Operating EBITDA to net income (loss) for the periods presented is included in the Appendix to this p res entation Optimization & Productivity Initiatives Lafayette Enhancements: • Consolidated six lines to three flexible, mix - model capable production lines • Consolidated 10 material warehouses into one centralized warehouse Transcraft Optimization: • Consolidated all platform and dump trailer production to a single facility in Cadiz, KY Salaried Headcount: • Eliminated approximately 200 salaried positions since 2007, representing a 33% reduction Q UARTERLY F INANCIAL H IGHLIGHTS

APPENDIX

CONSOLIDATED INCOME STATEMENT

($ in thousands, except per share amounts)

	2006	2007	2008	2009	2010	2011
Net sales	$ 1,312,180	$ 1,102,544	$ 836,213	$ 337,840	$ 640,372	$ 1,187,244
Cost of sales	1,207,687	1,010,823	815,289	360,750	612,289	1,120,524
Gross profit	$ 104,493	$ 91,721	$ 20,924	$ (22,910)	$ 28,083	$ 66,720
% of sales	8.0%	8.3%	2.5%	-6.8%	4.4%	5.6%
General and administrative expenses	51,157	49,512	44,094	31,988	32,831	33,949
% of sales	3.9%	4.5%	5.3%	9.5%	5.1%	2.9%
Selling expenses	15,070	15,743	14,290	11,176	10,669	12,981
% of sales	1.1%	1.4%	1.7%	3.3%	1.7%	1.1%
Loss on goodwill impairment	15,373	-	66,317	-	-	-
% of sales	1.2%	0.0%	7.9%	0.0%	0.0%	0.0%
Income (Loss) from operations	$ 22,893	$ 26,466	$ (103,777)	$ (66,074)	$ (15,417)	$ 19,790
% of sales	1.7%	2.4%	-12.4%	-19.6%	-2.4%	1.7%
Other income (expense)						
Increase in fair value of warrant	-	-	-	(33,447)	(121,587)	-
Interest expense	(6,921)	(5,755)	(4,657)	(4,379)	(4,140)	(4,136)
Other, net	330	3,977	(328)	(866)	(667)	(441)
Income (Loss) before income taxes	$ 16,302	$ 24,688	$ (108,762)	$ (104,766)	$ (141,811)	$ 15,213
Income tax expense (benefit)	6,882	8,403	17,064	(3,001)	(51)	171
Net income (loss)	$ 9,420	$ 16,285	$ (125,826)	$ (101,765)	$ (141,760)	$ 15,042
Preferred stock dividends and early extinguishment	$ -	$ -	$ -	$ 3,320	$ 25,454	$ -
Net income (loss) applicable to common stockholders	$ 9,420	$ 16,285	$ (125,826)	$ (105,085)	$ (167,214)	$ 15,042
Diluted net income (loss) per share	$ 0.30	$ 0.52	$ (4.21)	$ (3.48)	$ (3.36)	$ 0.22

WABASH NATIONAL

22

CONSOLIDATED BALANCE SHEET

($ in thousands)

	2006	2007	2008	2009	2010	2011
ASSETS						
Current assets						
Cash and cash equivalents	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 21,200	$ 19,976
Accounts receivable	110,462	68,752	37,925	17,081	37,853	52,219
Inventories	133,133	113,125	92,896	51,801	110,850	189,533
Deferred taxes	26,650	14,514	-	-	-	-
Prepaid expenses and other	4,088	4,046	5,307	6,877	2,155	2,317
Total current assets	$ 304,218	$ 241,661	$ 165,894	$ 76,867	$ 172,058	$ 264,045
Property, plant & equipment	129,325	122,063	122,035	108,802	98,834	96,591
Goodwill	66,692	66,317	-	-	-	-
Deferred income taxes	-	2,772	-	-	-	-
Intangibles	35,998	32,498	29,089	25,952	22,863	19,821
Other assets	20,250	18,271	14,956	12,156	9,079	7,593
Total assets	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 302,834	$ 388,050
LIABILITIES & STOCKHOLDERS' EQUITY						
Current liabilities						
Current portion of long-term debt	$ -	$ -	$ 80,008	$ -	$ -	$ -
Current portion of capital lease obligations	-	-	337	337	590	4,007
Accounts payable	90,632	40,787	42,798	30,201	71,145	107,985
Other accrued liabilities	58,706	54,258	45,449	34,583	38,896	59,024
Warrant	-	-	-	46,673	-	-
Total current liabilities	$ 149,338	$ 95,045	$ 168,592	$ 111,794	$ 110,631	$ 171,016
Long-term debt	125,000	104,500	-	28,437	55,000	65,000
Capital lease obligations	-	-	4,803	4,469	3,964	814
Deferred income taxes	1,556	-	-	-	-	-
Other noncurrent liabilities and contingencies	2,634	4,108	5,142	3,258	4,214	4,874
Preferred stock	-	-	-	22,334	-	-
Stockholders' equity	277,955	279,929	153,437	53,485	129,025	146,346
Liabilities and stockholders' equity	$ 556,483	$ 483,582	$ 331,974	$ 223,777	$ 302,834	$ 388,050

WABASH NATIONAL

23

CONSOLIDATED CASH FLOWS

($ in thousands)

	2006	2007	2008	2009	2010	2011
Cash flows from operating activities						
Net income (loss)	$ 9,420	$ 16,285	$ (125,826)	$ (101,765)	$ (141,760)	$ 15,042
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities						
Depreciation and amortization	20,598	19,467	21,467	19,585	16,855	15,591
Net (gain) loss on the sale of assets	(796)	116	606	(55)	431	(9)
Foreign exchange gain on disposition of Canadian subsidiary	-	(3,322)	-	-	-	-
(Gain) Loss on debt extinguishment	-	(546)	(151)	303	-	668
Deferred income taxes	7,744	8,182	17,286	-	-	-
Excess tax benefits from stock-based compensation	(352)	(33)	(6)	-	-	-
Increase in fair value of warrant	-	-	-	33,447	121,587	-
Stock-based compensation	3,978	4,358	4,990	3,382	3,489	3,398
Impairment of goodwill	15,373	-	66,317	-	-	-
Changes in operating assets and liabilities						
Accounts receivable	27,638	41,717	30,827	20,845	(20,772)	(14,366)
Inventories	(20,332)	19,958	20,229	41,095	(59,062)	(78,683)
Prepaid expenses and other	1,716	6	436	(1,570)	3,024	(162)
Accounts payable and accrued liabilities	(15,649)	(48,487)	(5,657)	(22,666)	45,251	56,968
Other, net	2,431	3,159	291	420	650	386
Net cash provided by (used in) operating activities	$ 51,769	$ 60,860	$ 30,809	$ (6,979)	$ (30,307)	$ (1,167)
Cash flows from investing activities						
Capital expenditures	(12,931)	(6,714)	(12,613)	(981)	(1,782)	(7,264)
Acquisition, net of cash acquired	(69,307)	(4,500)	-	-	-	-
Proceeds from the sale of property, plant and equipment	7,121	147	213	300	1,813	17
Net cash (used in) provided by investing activities	$ (75,117)	$ (11,067)	$ (12,400)	$ (681)	$ 31	$ (7,247)
Cash flows from financing activities						
Proceeds from issuance of common stock, net of expenses	-	-	-	-	71,948	(155)
Proceeds from exercise of stock options	762	74	97	-	504	538
Excess tax benefits from stock-based compensation	352	33	6	-	-	-
Borrowings under revolving credit facilities	243,313	103,721	202,908	276,853	712,491	848,705
Payments under revolving credit facilities	(243,313)	(103,721)	(122,900)	(328,424)	(685,928)	(838,705)
Payments under long-term debt obligations	(500)	(19,852)	(104,133)	-	-	-
Stock repurchase	(9,164)	(11,840)	(138)	(35)	(384)	(533)
Principal payments under capital lease obligations	-	-	(193)	(334)	(352)	(671)
Proceeds from issuance of preferred stock and warrant	-	-	-	35,000	-	-
Payments under redemption of preferred stock	-	-	-	-	(47,791)	-
Debt amendment and issuance costs paid	-	(1,362)	(4)	(1,420)	-	(1,989)
Preferred stock issuance costs paid	-	-	-	(2,638)	(120)	-
Preferred and common stock dividends paid	(5,654)	(5,507)	(5,510)	-	-	-
Net cash (used in) provided by financing activities	$ (14,204)	$ (38,454)	$ (29,867)	$ (20,998)	$ 50,368	$ 7,190
Net (decrease) increase in cash and cash equivalents	$ (37,552)	$ 11,339	$ (11,458)	$ (28,658)	$ 20,092	$ (1,224)
Cash and cash equivalents at beginning of period	67,437	29,885	41,224	29,766	1,108	21,200
Cash and cash equivalents at end of period	$ 29,885	$ 41,224	$ 29,766	$ 1,108	$ 21,200	$ 19,976

WABASH

24

25 R ECONCILIATION OF N ON - GAAP M EASURES Note: This table reconciles annual net income (loss) for the periods presented to the non - GAAP measure of Operating EBITDA ($ in millions) 2006 2007 2008 2009 2010 2011 Net income (loss) 9.4$ 16.3$ (125.8)$ (101.8)$ (141.8)$ 15.0$ Income tax expense (benefit) 6.9 8.4 17.1 (3.0) (0.1) 0.2 Increase in fair value of warrant - - - 33.4 121.6 - Interest expense 6.9 5.8 4.7 4.4 4.1 4.1 Depreciation and amortization 20.6 19.5 21.5 19.6 16.9 15.6 Stock-based compensation 4.0 4.4 5.0 3.4 3.5 3.4 Impairment of goodwill 15.4 - 66.3 0.0 - - Other non-operating (income) expense (0.3) (4.1) 0.2 0.9 0.7 0.5 Operating EBITDA 62.9$ 50.3$ (11.0)$ (43.1)$ 4.9$ 38.8$ % of sales 4.8% 4.6% -1.3% -12.8% 0.8% 3.3%

26 Note: R ECONCILIATION OF N ON - GAAP M EASURES ($ in millions) This table reconciles the trailing twelve month net income (loss) for the periods ending above to the non - GAAP measure of Operating EBITDA 2008 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net (loss) income (125.8)$ (147.7)$ (162.4)$ (224.5)$ (101.8)$ (212.5)$ (200.2)$ (135.7)$ (141.8)$ 0.6$ 9.5$ 12.5$ 15.0$ Income tax (benefit) expense 17.1 20.8 21.8 23.0 (3.0) (3.0) (3.0) (2.9) (0.1) (0.2) (0.2) (0.1) 0.2 Increase (Decrease) in fair value of warrant - - - 54.0 33.4 160.3 158.4 101.1 121.6 (5.2) (3.3) - - Interest expense 4.7 4.5 4.8 4.7 4.4 4.3 4.0 3.9 4.1 4.0 4.1 4.2 4.1 Depreciation and amortization 21.5 21.1 20.7 20.3 19.6 19.2 18.7 18.0 16.9 16.3 15.9 15.7 15.6 Stock-based compensation 5.0 5.1 5.0 4.5 3.4 3.3 3.0 2.9 3.5 3.4 3.2 2.9 3.4 Impairment of goodwill 66.3 66.3 66.3 66.3 - - - - - - - - - Other non-operating (income) expense 0.2 0.2 (0.1) 1.3 0.9 0.8 1.7 0.5 0.7 0.8 0.7 0.7 0.5 Operating EBITDA (11.0)$ (29.7)$ (43.9)$ (50.4)$ (43.1)$ (27.6)$ (17.4)$ (12.2)$ 4.9$ 19.7$ 29.9$ 35.9$ 38.8$ 2009 2010 2011 Trailing Twelve Months Operating EBITDA For Quarter Ending